UNIFORCE SERVICES, INC.
                       UNIFORCE TEMPORARY PERSONNEL, INC.,
                 TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                              E.O. OPERATIONS CORP.
                            E.O. SERVICING CO., INC.
                             UTS CORP. OF MINNESOTA
                             USI INC. OF CALIFORNIA
                              UTS OF DELAWARE, INC.
                          TEMPFUNDS INTERNATIONAL, INC.
                               PrO UNLIMITED, INC.
                             THISCO OF CANADA, INC.
                       UNIFORCE PAYROLLING SERVICES, INC.
                          BRENTWOOD SERVICE GROUP, INC.
                     UNIFORCE MIS SERVICES OF GEORGIA, INC.
                            LABFORCE OF AMERICA, INC.
                         UNIFORCE MEDICAL SUPPORT, INC.
                  COMPUTER CONSULTANTS FUNDING & SUPPORT, INC.

                                       AND

                               NATWEST BANK N.A.,
                FORMERLY KNOWN AS NATIONAL WESTMINSTER BANK USA,
                                       AND
                                  CHEMICAL BANK


                           --------------------------
                          FOURTH AMENDMENT DATED AS OF
                       APRIL 26, 1995 TO REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT
                            DATED AS OF JUNE 19, 1991
                           --------------------------

                  THIS FOURTH AMENDMENT made as of the 26th day of April, 1995 among UNIFORCE SERVICES, INC., a New York corporation, having its principal place of business at 1335 Jericho Turnpike, New Hyde Park, New York 11040 (the "Company"), each of the corporations listed as a guarantor in the signature pages hereto (collectively, the "Guarantors")

                                       and

                  NATWEST BANK, N.A., FORMERLY KNOWN AS NATIONAL WESTMINSTER BANK USA, a national banking association, organized under the laws of the United States of America, having an office at 100 Jericho Quadrangle, Jericho, New York 11753 ("NatWest")

                                      and

CHEMICAL BANK, a bank organized under the laws of New York State with an office at 7600 Jericho Turnpike, Woodbury, New York 11797 ("Chemical") (NatWest and Chemical each a "Bank", and, collectively, the "Banks").

                              W I T N E S S E T H:

                  WHEREAS, the Company, certain of the Guarantors and NatWest entered into a certain revolving credit and term loan agreement dated as of June 19, 1991, as amended by a certain first amendment dated as of November 1, 1991 and a second amendment dated as of November 30, 1992 among the Company, certain of the Guarantors and NatWest providing for certain financial accommodations to the Company and which Agreement is now in full force and effect;

                  WHEREAS, NatWest sold and assigned and Chemical purchased and assumed a fifty (50%) percent interest in and to such agreement pursuant to an Assignment and Acceptance agreement dated as of November 30, 1992;

                  WHEREAS, such agreement was further amended by a third amendment dated as of August 31, 1994 among the Company, the Guarantors and the Banks (such agreement, as amended, collectively, the "Agreement");

                  WHEREAS, the Company, the Guarantors and the Banks have agreed to modify the Agreement; and

                  WHEREAS, the Banks are willing to modify the Agreement on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                  1. As used in this Fourth Amendment capitalized terms, unless otherwise defined, shall have the meaning ascribed thereto in the Agreement.

                  2. the Banks and the Company agree that the outstanding principal balance of the Term Loans evidenced by the Term Notes is $-0- as to each Bank as of April 26, 1995 and all interest due on the Term Loans has been paid to such date.

                  3. As an inducement for the Bank to enter into this Fourth Amendment, the Company and the Guarantors hereby jointly and severally represent and warrant as follows:

                     (A) There are no defenses or offsets to their respective obligations under the Agreement or any of the Loan Documents, and if any such defenses or offsets exist without the knowledge of the Company or the Guarantors, the same are hereby waived.

                     (B) All the representations and warranties made by the Company and the Guarantors in the Agreement or any of the Loan Documents are true and correct in all respects as if made on the date hereof.

                     (C) No event which constitutes a Default or an Event of Default has occurred and is continuing under the Agreement or any of the Loan Documents.

                  4. The Company, the Guarantors and the Banks hereby agree that, subject to the conditions contained in paragraph 5, hereof, the Agreement is hereby amended as follows:

                     (A) Section 1.1 of the Agreement is hereby amended to delete the definition of "Guarantors" and to substitute the following therefor:

                           "'Guarantors' shall mean Uniforce Temporary Personnel, Inc., Temporary Help Industry Servicing Company, Inc., E.O. Operations Corp., E.O. Servicing Co., Inc., UTS Corp. Of Minnesota, USI Inc. Of California, UTS of Delaware, Inc., Tempfunds International, Inc., PrO Unlimited, Inc., Thisco of Canada, Inc., Uniforce Payrolling Services, Inc., Brentwood Service Group, Inc., Uniforce MIS Services of Georgia, Inc., Labforce of America, Inc., Uniforce Medical Support, Inc., Computer Consultants Funding & Support, Inc., and each corporation required to guaranty pursuant to Section 5.12 hereof."

                      (B) Section 6.1(i) of the Agreement is hereby amended to delete the language appearing therein and to substitute the following therefor:

                                  "(i)  Debt  owing  to  the  Banks;   provided,
                           however, the aggregate amount of Debt permitted under this subsection (i) shall not exceed $25,000,000.00 (including amounts not outstanding but committed by the Bank)."

                      (C) Effective as of 12/31/94, Section 6.6(ii) of the Agreement is hereby amended to delete "$650,000.00" appearing therein and to substitute "$1,000,000.00" therefor.

                      (D) Section 7.1 of the Agreement is hereby amended to add a new subsection (m) to read as follows:

                                  "(m) A default shall occur and shall  continue
                           beyond the applicable grace period, if any, relating to such default under any of the documents related to a certain standby letter of credit dated April 26, 1995 in the stated amount of $1,513,000.00 issued by the Banks for the account of the Company and the benefit of National Union Fire Insurance Company of Pittsburgh, Pa."

                  5. This Fourth Amendment shall become effective on such date as all of the following conditions shall be satisfied:

                      (A) FEES. The Banks shall have received evidence of payment of the Banks' fees (in the amount of $1,500.00 with respect to each Bank) and all attorneys' fees and expenses associated with the preparation of this Fourth Amendment and any documents executed in connection herewith.

                      (B) APPROVAL OF THE BANKS' COUNSEL. All legal matters incident to this Fourth Amendment shall be satisfactory to counsel to the Banks.

                  6. This Fourth Amendment is dated for convenience as of April 26, 1995 and shall be effective, unless otherwise indicated, upon the date of the execution of this Third Amendment by the Banks.

                  7. This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

                  8. Except as hereby amended the said Agreement dated as of June 19, 1991, as previously amended, is in all respects ratified and confirmed.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized officers on the dates set forth below.

                                        UNIFORCE SERVICES, INC.


                                        By:/S/ HARRY V. MACCARRONE
                                           -----------------------------
                                           Harry V. Maccarrone
                                           Vice President-Finance


                                        Dated:  As of April 26, 1995


                                        GUARANTORS:

                                          UNIFORCE TEMPORARY PERSONNEL,
                                           INC.
                                          TEMPORARY HELP INDUSTRY SERVICING
                                           COMPANY, INC.
                                          E.O. OPERATIONS CORP.
                                          E.O. SERVICING CO., INC.
                                          UTS CORP. OF MINNESOTA
                                          USI INC. OF CALIFORNIA
                                          UTS OF DELAWARE INC.
                                          PrO UNLIMITED, INC.
                                          THISCO OF CANADA, INC.
                                          UNIFORCE PAYROLLING SERVICES,
                                           INC.
                                          LABFORCE OF AMERICA, INC.
                                          UNIFORCE MEDICAL SUPPORT, INC.
                                          COMPUTER CONSULTANTS FUNDING &
                                           SUPPORT, INC.


                                          By:/S/ HARRY V. MACCARRONE
                                             -----------------------------
                                             Harry V. Maccarrone
                                             Vice President-Finance

                                          Dated:  As of April 26, 1995

                                          BRENTWOOD SERVICE GROUP, INC.


                                          By:/S/ HARRY V. MACCARRONE
                                             -----------------------------
                                             Harry V. Maccarrone
                                             President

                                          Dated:  As of April 26, 1995

                                        BANKS:

                                          NATWEST BANK N.A.
                                          (formerly known as National
                                          Westminster Bank USA)


                                          By:/S/ TARA M. KAZAK
                                             ---------------------------
                                             Tara M. Kazak
                                             Vice President

                                          Dated:  As of April 26, 1995

                                          CHEMICAL BANK


                                          By:/S/ JOHN T. MAST
                                             ---------------------------
                                             John T. Mast
                                             Vice President

                                          Dated:  As of April 26, 1995

STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NASSAU         )

         On the 26th day of April, 1995, before me personally came HARRY V. MACCARRONE, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 1335 Jericho Turnpike, New Hyde park, New York 11040 that he is the Vice President-Finance of UNIFORCE SERVICES, INC., UNIFORCE TEMPORARY PERSONNEL, INC., TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC., E.O. OPERATIONS CORP., E.O. SERVICING CO., INC., UTS CORP. OF MINNESOTA, USI INC. OF CALIFORNIA, UTS OF DELAWARE, INC., TEMPFUNDS INTERNATIONAL, INC., PrO UNLIMITED, INC., THISCO OF CANADA, INC., UNIFORCE PAYROLLING SERVICES, INC., BRENTWOOD SERVICE GROUP, INC., UNIFORCE MIS SERVICES OF GEORGIA, INC., LABFORCE OF AMERICA, INC., UNIFORCE MEDICAL SUPPORT, INC., and COMPUTER CONSULTANTS FUNDING & SUPPORT, INC., the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporations.


                                          /S/ THERESA MADY-GROVE
                                          ------------------------------
                                          Notary Public

                                          THERESA MADY-GROVE
                                          NOTARY PUBLIC, State of New York
                                          No. 24-4943584
                                          Qualified in Nassau County
                                          Commission Expires Oct. 31, 1996


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NASSAU         )

                  On the 26th day of April, 1995, before me personally came HARRY V. MACCARRONE, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 1335 Jericho Turnpike, New Hyde Park, New York 11040; that he is the President of BRENTWOOD SERVICE GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                          /S/ THERESA MADY-GROVE
                                          ------------------------------
                                          Notary Public

                                          THERESA MADY-GROVE
                                          NOTARY PUBLIC, State of New York
                                          No. 24-4943584
                                          Qualified in Nassau County
                                          Commission Expires Oct. 31, 1996

STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NASSAU         )

                  On the 26th day of April, 1995, before me personally came TARA
M. KAZAK to me known, who, being by me duly sworn, did depose and say that she resides at c/o 100 Jericho Quadrangle, Jericho, New York 11753; that she is a Vice President of NATWEST BANK N.A., the banking institution described in and which executed the foregoing document and that she signed her name thereto by authority of such banking institution.


                                          /S/ THERESA MADY-GROVE
                                          ------------------------------
                                          Notary Public

                                          THERESA MADY-GROVE
                                          NOTARY PUBLIC, State of New York
                                          No. 24-4943584
                                          Qualified in Nassau County
                                          Commission Expires Oct. 31, 1996


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NASSAU         )

                  On the 26th day of April, 1995, before me personally came John
T. Mast, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 7600 Jericho Turnpike, Woodbury, New York 11797; that he is a Vice President of CHEMICAL BANK, the banking institution described in and which executed the foregoing document and that he signed his name thereto by authority of such banking institution.


                                          /S/ THERESA MADY-GROVE
                                          ------------------------------
                                          Notary Public

                                          THERESA MADY-GROVE
                                          NOTARY PUBLIC, State of New York
                                          No. 24-4943584
                                          Qualified in Nassau County
                                          Commission Expires Oct. 31, 1996